Exhibit 10.1

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 10, 2024, relating to the Credit Agreement referred to below, is made by and among PROFRAC HOLDINGS II, LLC, a Texas limited liability company (the “Borrower”), PROFRAC HOLDINGS, LLC, a Texas limited liability company, (“Holdings”), the other Guarantors party hereto, each of the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as the Agent and the Collateral Agent for the Lenders.

RECITALS

WHEREAS, the Borrower, Holdings, the other Obligors from time to time party thereto, the Lenders from time to time party thereto, the Letter of Credit Issuers from time to time party thereto, the Swingline Lender, the Agent and the Collateral Agent are parties to that certain Credit Agreement dated as of March 4, 2022 (as amended by that certain First Amendment to Credit Agreement dated as of July 25, 2022, that certain Second Amendment to Credit Agreement dated as of November 1, 2022, that certain Third Amendment to Credit Agreement dated as of December 30, 2022, that certain Fourth Amendment to Credit Agreement dated as of February 23, 2023, that certain Fifth Amendment to Credit Agreement dated as of April 14, 2023, that certain Sixth Amendment to Credit Agreement dated as of September 29, 2023, and that certain Seventh Amendment to Credit Agreement dated as of December 27, 2023, and as further amended, supplemented, waived or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement” and, as amended by this Amendment, and as further amended, restated, supplemented or otherwise modified from time to time after the effectiveness of this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower, as the “Company”, Holdings and the other Guarantors party thereto, as the “Notes Guarantors”, and U.S. Bank Trust Company, National Association, as trustee, calculation agent and collateral agent (the “Indenture Agent”), have entered into that certain Indenture, dated as of December 27, 2023 (as amended, restated, supplemented and otherwise modified from time to time prior to the date hereof, the “Existing Indenture”), providing for the issuance of the Borrower’s Senior Secured Floating Rate Notes due 2029;

WHEREAS, the Borrower has advised the Agent and the Lenders that the Borrower desires to acquire, directly or indirectly, 100% of the issued and outstanding Stock in Advanced Stimulation Technologies, Inc., a Texas corporation (“AST”), pursuant to that certain Stock Purchase Agreement, dated as of May 2, 2024 (as executed, together with any other amendments, restatements, supplements or other modifications thereto in effect as of the Eighth Amendment Effective Date, and any other amendments, restatements, supplements or modifications thereto, or any waivers or consents thereunder after the Eighth Amendment Effective Date to the extent not prohibited by the Credit Agreement, the “AST Acquisition Agreement”), among AST, Autry C. Stephens, an individual residing in the State of Texas, as the “Seller” and Borrower, as the “Purchaser” (such transaction, the “AST Acquisition”);

WHEREAS, in connection with the AST Acquisition, the Borrower has advised the Agent and the Lenders that the Borrower desires to issue an additional $120 million aggregate principal amount of Senior Secured Floating Rate Notes due 2029 pursuant to the terms of a supplement to the Existing Indenture (the “Additional Indenture Debt”);

WHEREAS, the Borrower has informed the Agent and Lenders that, in connection with, and to allow, the issuance of the Additional Indenture Debt, the Intercreditor Agreement, dated as of December 27, 2023, by and between the Collateral Agent, as “Initial ABL Collateral Agent”, the Indenture Agent, as “Initial Fixed Asset Collateral Agent” and acknowledged and agreed to by the Obligors party thereto, is being amended as of the Eighth Amendment Effective Date; and

WHEREAS, the Borrower and the other Obligors have requested that the Lenders party hereto and the Agent hereby agree to, among other things, (1) (a) permit the consummation of the AST Acquisition, (b) permit the Borrower to incur the Additional Indenture Debt and secure the Additional Indenture Debt in accordance with the terms of the Credit Agreement and the Initial Intercreditor Agreement (as amended by the First Amendment to Initial Intercreditor Agreement) and (c) amend the Existing Credit Agreement as further provided for herein, in each case, subject to the terms and conditions set forth herein, and (2) consent to the amendments to the Initial Intercreditor Agreement subject to the terms and conditions set forth in the First Amendment to Initial Intercreditor Agreement.

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to the Credit Agreement.

SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement shall be amended effective as of the Eighth Amendment Effective Date in the manner provided in this Section 2.

(a) Additional Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions, which shall read in full as follows:

“AST” means Advanced Stimulation Technologies, Inc., a Texas corporation.

“AST Acquisition” has the meaning given to such term in the Eighth Amendment.

“AST Acquisition Agreement” has the meaning given to such term in the Eighth Amendment.

“AST Acquisition Closing Date” means the date on which the AST Acquisition is consummated.

“AST Acquisition Documents” means the AST Acquisition Agreement and any other agreements, instruments and other documents related thereto or executed in connection therewith, together with (a) any amendment or other modification thereto in effect as of the Eighth Amendment Effective Date and (b) any other amendments, restatements, supplements or modifications thereto, or any waivers or consents thereunder after the Eighth Amendment Effective Date, in each case of this clause (b), to the extent not prohibited by Section 8.28(c)(iv).

“AST Real Property” means the Real Estate acquired in connection with the AST Acquisition and located at 6100 I-20 E, Midland, Texas 79706.

“AST Sale Leaseback Transaction” means any Sale Leaseback Transaction with respect to the AST Real Property; provided that (a) the lease with respect to such AST Sale Leaseback Transaction shall be on terms substantially as favorable to the Borrower or its Restricted Subsidiary, as applicable, as would be obtained by the Borrower or its Restricted Subsidiary, as applicable, at the time in a comparable arms’ length transaction with a Person other than an Affiliate (as determined by the Borrower in good faith), (b) the lease with respect to such AST Sale Leaseback Transaction shall not have a capitalization rate in excess of 12.00% per annum, and (c) Holdings, Borrower or any of their Restricted Subsidiaries consummating such AST Sale Leaseback Transaction shall receive in connection with the sale or transfer of the property subject thereto, cash consideration in an amount that does not in the aggregate exceed $30,000,000 (not including any reasonable and documented out-of-pocket fees, costs and expenses incurred and/or assessed in connection with such AST Sale Leaseback Transaction).

“Eighth Amendment” means that certain Eighth Amendment to Credit Agreement, dated as of the Eighth Amendment Effective Date, among Borrower, Holdings, the other Guarantors party thereto, each of the Lenders party thereto, the Collateral Agent and the Agent.

“Eighth Amendment Effective Date” means June 10, 2024.

“First Amendment to Initial Intercreditor Agreement” means that certain Amendment No. 1 to Intercreditor Agreement, dated as of the Eighth Amendment Effective Date, between the Collateral Agent, as “Initial ABL Collateral Agent”, and the Indenture Agent, as “Initial Fixed Asset Collateral Agent”, and acknowledged and agreed to by Borrower, Holdings, and the other grantors party thereto.

(b) Amended and Restated Definition. The following definition contained in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Guarantee Agreement, the Security Documents, the Notes, the Fee

Letters, the Transactions with Affiliates Letter Agreement, any Intercreditor Agreement and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing or guaranteeing any of the Obligations or any of the Collateral, in each case to which one or more Obligors is a party. For the avoidance of doubt, Hedge Agreement, Cash Management Documents and the Parent Guarantee shall not constitute Loan Documents.

(c) Amendments to the Definition of “Permitted Disposition” in the Existing Credit Agreement.

(1) Clause (u) in the definition of “Permitted Disposition” in the Existing Credit Agreement is hereby amended to delete the word “and” after the semi-colon at the end of such clause.

(2) Clause (v) in the definition of “Permitted Disposition” in the Existing Credit Agreement is hereby amended to replace the period at the end of such clause with “; and”.

(3) The definition of “Permitted Disposition” in the Existing Credit Agreement is hereby amended to add a new clause (w) immediately following clause (v) therein and such new clause (w) shall read in full as follows:

(w) the disposition on or about the AST Acquisition Closing Date of the AST Real Property pursuant to the AST Sale Leaseback Transaction.

(d) Amendments to the Definition of “Permitted Investments” in the Existing Credit Agreement.

(1) Clause (mm) in the definition of “Permitted Investments” in the Existing Credit Agreement is hereby amended to delete the word “and” after the semi-colon at the end of such clause.

(2) Clause (nn) in the definition of “Permitted Investments” in the Existing Credit Agreement is hereby amended to replace the period at the end of such clause with “; and”.

(3) The definition of “Permitted Investments” in the Existing Credit Agreement is hereby amended to add a new clause (oo) immediately following clause (nn) therein and such new clause (oo) shall read in full as follows:

(oo) the AST Acquisition, so long as (A) no Event of Default exists immediately prior to the consummation of the AST Acquisition or would arise as a result of consummating the AST Acquisition, (B) such acquisition is consummated in accordance with the terms of the AST Acquisition Documents (including the payment in full of, and termination of all Liens securing, the “Payoff Debt” (as such term is defined in the AST Acquisition Agreement)), (C) the Collateral and Guarantee Requirement is satisfied pursuant to Section 8.22, provided, however, that if any guaranty or security interest is provided in connection with the Indenture Documents which is also required to be provided pursuant to the Collateral and

Guarantee Requirement, such guaranty or security interest shall be provided pursuant to the Collateral and Guarantee Requirement concurrently therewith (it being understood and agreed that AST shall not be designated as an Excluded Subsidiary or an Unrestricted Subsidiary on the AST Acquisition Closing Date), (D) any new direct or indirect subsidiary acquired in connection with the AST Acquisition becomes a Wholly Owned Restricted Subsidiary on the AST Acquisition Closing Date, and (E) the AST Acquisition is consummated on or prior to August 31, 2024.

(e) Amendments to the Definition of “Permitted Liens” in the Existing Credit Agreement.

(1) Clause (kk) in the definition of “Permitted Liens” in the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(kk) Liens to secure transactions permitted by Section 8.18 so long as (i) such Lien attaches only to the assets sold in connection with such transaction and the proceeds thereof, and (ii) such Lien only secures the Debt that was incurred to acquire the assets leased in connection therewith or any Refinancing Debt in respect thereof;

(2) Clause (pp) in the definition of “Permitted Liens” in the Existing Credit Agreement is hereby amended to delete the word “and” after the semi-colon at the end of such clause.

(3) Clause (qq) in the definition of “Permitted Liens” in the Existing Credit Agreement is hereby amended to replace the period at the end of such clause with “; and”.

(4) The definition of “Permitted Liens” in the Existing Credit Agreement is hereby amended to add a new clause (rr) immediately following clause (qq) therein and such new clause (rr) shall read in full as follows:

(rr) Liens on property of AST existing on the AST Acquisition Closing Date and set forth on Schedule 8.16(a), provided that such Liens were in existence prior to the contemplation of the AST Acquisition and do not extend to any assets (other than replacements thereof, improvements, additions and accessions thereto and proceeds thereof and any receivables, contract rights or intangibles, in each case, related thereto and to the extent constituting property of AST) other than those of AST.

(f) Amendment to Definition of “Specified Payment” in the Existing Credit Agreement. Clause (d) of the definition of “Specified Payment” in the Existing Credit Agreement is hereby amended by replacing the reference to “Section 8.18” therein with “Section 8.18(a) and Section 8.18(b) (and excluding, for the avoidance of doubt, the AST Sale Leaseback Transaction)”.

(g) Amendment to Section 6.2 of the Existing Credit Agreement. Section 6.2 of the Existing Credit Agreement is hereby amended to add a new clause (k), which shall read in full as follows:

(k) Promptly, and in any event within five (5) Business Days after the AST Acquisition Closing Date, notice of the occurrence of the AST Acquisition Closing Date and executed copies of the material AST Acquisition Documents not otherwise delivered to Agent on or prior to the Eighth Amendment Effective Date.

(h) Amendment to Section 8.12(w) of the Existing Credit Agreement. Section 8.12(w) of the Existing Credit Agreement is hereby amended and restated to read in full as follows:

(w) Attributable Indebtedness not to exceed $40,000,000 incurred in connection with the AST Sale Leaseback Transaction;

(i) Amendment to Section 8.14 of the Existing Credit Agreement.

(1) Section 8.14(n)(i) of the Existing Credit Agreement is hereby amended to move the word “and” located immediately in front of “ the Performance Proppants Acquisition, ” to immediately after such phrase and to add “ the AST Acquisition,” immediately after such new location of “and”.

(2) Clause (w) of Section 8.14 in the Existing Credit Agreement is hereby amended to delete the word “and” after the semi-colon at the end of such clause.

(3) Clause (x) of Section 8.14 in the Existing Credit Agreement is hereby amended to replace the period at the end of such clause with “; and”.

(4) Section 8.14 of the Existing Credit Agreement is hereby amended to add a new clause (y) immediately following clause (x) therein and such new clause (y) shall read in full as follows:

(y) the AST Sale Leaseback Transaction.

(j) Amendments to Section 8.18 of the Existing Credit Agreement. Section 8.18 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

8.18 Sale Leaseback Transactions. The Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, enter into any Sale Leaseback Transaction (a) unless (i) such transfers are transfers of real property, equipment or other fixed or capital assets, (ii) such transfer occurs within ninety (90) days after the acquisition of such property by the Borrower or any such Restricted Subsidiary, (iii) the Specified Conditions have been satisfied before and after giving effect thereto, and (iv) such transfer would be permitted under clause (r) of the definition of “Permitted Disposition”, (b) other than the Permitted Sale Leaseback Transaction, which shall be subject to the conditions set forth in the definition thereof or (c) other than the AST Sale Leaseback Transaction, which shall be subject to the conditions set forth in the definition thereof.

(k) Amendments to Section 8.22(i) of the Existing Credit Agreement. Section 8.22(i)(A) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(A) causing each such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Agent and the Collateral Agent (x) a “Guaranty Agreement Supplement” referred to in the Guarantee Agreement guaranteeing the Obligations under the Loan Documents and (y) a “Security Agreement Supplement” referred to in the Security Agreement and any required Intellectual Property security agreements and other security agreements and documents or joinders or supplements thereto (consistent with the Security Agreement and other Security Documents in effect on the Seventh Amendment Effective Date), as reasonably requested by and in form and substance reasonably satisfactory to the Collateral Agent, in each case of this clause (y), granting the Collateral Agent’s Liens solely to the extent required pursuant to the Collateral and Guarantee Requirement (it being understood and agreed that the parties hereto agree that upon the execution and delivery of a “Security Agreement Supplement” referred to in the Security Agreement by any such Restricted Subsidiary, such “Security Agreement Supplement” shall modify this Agreement by adding such Restricted Subsidiary as a party to this Agreement as a Guarantor and such Restricted Subsidiary shall be deemed to be a party to this Agreement as a Guarantor);

(l) Amendments to Section 8.28(c) of the Existing Credit Agreement.

(1) The first paragraph of Section 8.28(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c) Holdings and the Borrower shall not, and shall not permit any of its Restricted Subsidiaries to amend, restate, supplement, modify or change in any manner, or enter into any waivers or consents, (i) after the Second Amendment Effective Date that is materially adverse to the interests of the Lenders with respect to any term or condition of the (A) Signal Peak Acquisition Documents and (B) U.S. Well Merger Documents, (ii) after the Third Amendment Effective Date that is materially adverse to the interests of the Lenders with respect to any term or condition of the (A) REV Energy Acquisition Documents and (B) Monarch Acquisition Documents, (iii) after the Fourth Amendment Effective Date that is materially adverse to the interests of the Lenders with respect to any term or condition of the Performance Proppants Acquisition Documents (it being understood and agreed that any amendment, supplement or other modification to any Performance Proppants Acquisition Documents to reflect that Alpine is the “Purchaser” thereunder, shall not be deemed to be materially adverse to the interests of the Lenders and such amendment or modification shall not require the consent of the Required Lenders so long as Alpine is an Obligor at such time) and (iv) after the Eighth Amendment Effective Date that is materially adverse to the interests of the Lenders with respect to any term or condition of the AST Acquisition

Documents, in each case of the foregoing clauses (i) through (iv), without the written consent of the Required Lenders.

(2) Section 8.28(c) of the Existing Credit Agreement is hereby amended to (A) delete the word “or” appearing at the end of sub-clause (2) therein, (B) add the word “or” immediately at the end of sub-clause (3) therein and (C) add a new paragraph (4) immediately following sub-clause (3) therein to read in full as follows:

(4) the AST Acquisition Documents that has the effect of (A) increasing the aggregate Permitted Acquisition Consideration of the AST Acquisition in an amount in excess of $150,000,000 (other than increases resulting from closing date purchase price determinations and adjustments and post-closing purchase price determinations and adjustments, in each case, pursuant to the terms of the AST Acquisition Documents), (B) the Borrower not, directly or indirectly, acquiring (i) 100% of the Stock in AST and (ii) substantially all assets of AST and its subsidiaries, if any, in each case, on the AST Acquisition Closing Date and (C) other than with respect to any post-closing purchase price determinations and adjustments contemplated by the AST Acquisition Documents, deferring any portion of the purchase price (including any other earnout payments, contingent or otherwise) to after the AST Acquisition Closing Date;

(3) The last clause of Section 8.28(c) of the Existing Credit Agreement is hereby amended and restated to read in full as follows:

shall, in each case of the foregoing clauses (1) through (4), be deemed to be materially adverse to the interests of the Lender for purposes of this Section 8.28(c).

(m) New Schedule 8.16(a) to the Existing Credit Agreement. Schedule 8.16(a) attached hereto as Schedule 8.16(a) shall be deemed to be attached as Schedule 8.16(a) to the Existing Credit Agreement.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the first date when, and only when, each of the conditions set forth below shall have been satisfied or waived in accordance with the terms herein (such date, the “Eighth Amendment Effective Date”):

(a) the Agent shall have received duly executed counterparts of this Amendment by the Borrower, Holdings, the Guarantors and the Required Lenders;

(b) the Agent shall have received all fees and amounts due and payable on or prior to the Eighth Amendment Effective Date to the extent invoiced at least two (2) Business Days prior to the Eighth Amendment Effective Date, including reimbursement or payment of all reasonable and documented or invoiced out-of-pocket costs and expenses associated with this Amendment, with such costs and expenses to be limited to the Attorney Costs;

(c) the Agent shall have received (i) for the account of each Lender that has provided an executed counterpart to this Amendment, a consent fee in an amount equal to five basis points (0.05%) of the aggregate amount of each such Lender’s Revolving Credit

Commitment in effect immediately after giving effect to this Amendment, which fees shall be deemed due and payable upon the Eighth Amendment Effective Date and (ii) such other fees as set forth in that certain letter agreement dated as of June 10, 2024, between Agent and the Borrower;

(d) the Agent and Lenders shall have received true, correct and complete copies of the AST Acquisition Agreement and all amendments, modifications and supplements thereto in existence as of the Eighth Amendment Effective Date;

(e) substantially concurrently with the execution of this Amendment, the Agent shall have received a copy of the executed First Amendment to Initial Intercreditor Agreement, in form and substance reasonably satisfactory to the Agent and the Required Lenders (the “First Amendment to Initial Intercreditor Agreement”);

(f) no Default or Event of Default shall have occurred and be continuing or shall result, in each case, immediately after giving effect to this Amendment and the First Amendment to Initial Intercreditor Agreement;

(g) the Agent shall have received such other documents as the Agent or counsel to the Agent has reasonably requested at least three (3) Business Days prior to the Eighth Amendment Effective Date.

By executing and delivering its signature page to this Amendment, each Lender acknowledges and agrees that the conditions precedent set forth in this Section 3 have been satisfied.

SECTION 4. Representations and Warranties of the Obligors. To induce the Agent and the Lenders party hereto to enter into this Amendment, each of the Borrower, Holdings and the other Obligors hereby represents and warrants to the Agent and each Lender that as of the Eighth Amendment Effective Date:

(a) (1) Holdings and each other Obligor party to this Amendment has the power and authority to execute, deliver and perform this Amendment, (2) Holdings and each other Obligor party to this Amendment have taken all necessary limited liability company action to authorize the execution and delivery of this Amendment and performance of the Existing Credit Agreement, as amended by this Amendment, (3) this Amendment has been duly executed and delivered by Holdings and each other Obligor party hereto and constitutes the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, winding up, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at Law) and an implied covenant of good faith and fair dealing and (4) Holdings’ and each other Obligor’s execution and delivery of this Amendment, and performance of the Existing Credit Agreement, as amended by this Amendment, do not, after giving effect to this Amendment and the First Amendment to Initial Intercreditor Agreement, (i) conflict with, or constitute a violation or breach of, the terms of (A) any contract, mortgage, lease, agreement, indenture, or instrument to which such Person is a party or which is binding upon it, (B) any Requirement of Law applicable to such

Person or (C) any Charter Documents of such Person, in each case under clauses (A), (B) and (C), in any respect that would reasonably be expected to have a Material Adverse Effect with respect to such Person or (ii) result in the imposition of any Lien (other than the Liens created by the Security Documents or other Permitted Liens) upon the property of Holdings, any other Obligor or any of Holdings’ Restricted Subsidiaries by reason of any of the foregoing;

(b) no Default or Event of Default has occurred and is continuing or would occur, in each case, after giving effect to this Amendment and the First Amendment to Initial Intercreditor Agreement;

(c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Holdings or any of its Restricted Subsidiaries of this Amendment other than where failure to obtain, effect or make any such approval, consent, exemption, authorization, or other action, notice or filing would not reasonably be expected to have a Material Adverse Effect; and

(d) after giving effect to this Amendment and the First Amendment to Initial Intercreditor Agreement, the representations and warranties of Holdings and each of its Restricted Subsidiaries contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect is true and correct in all respects) on and as of the Eighth Amendment Effective Date as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date, in which case such representations and warranties were true and correct in all material respects as of such prior date.

SECTION 5. Expenses. The Borrower hereby confirms its obligation to pay all reasonable and documented or invoiced out-of-pocket costs and expenses incurred by the Agent in connection with this Amendment, in each case, pursuant to Section 14.7 of the Credit Agreement.

SECTION 6. Permitted Business. Each of the parties to this Amendment hereby agrees that the business of AST shall be deemed to satisfy Section 8.15 of the Credit Agreement.

SECTION 7. No Other Amendments or Waivers; Reaffirmation of the Obligors.

(a) Except as expressly provided herein and in the First Amendment to Initial Intercreditor Agreement and in any other Loan Document executed in connection with the AST Acquisition on or prior to the Eighth Amendment Effective Date, (i) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the consents and agreements of the Agent and the Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (iii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

(b) Each of the Borrower, Holdings and the other Obligors hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Obligor is a party is, and the obligations of such Obligor contained in the Credit Agreement (as amended by this Amendment) or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Amendment. For greater certainty and without limiting the foregoing, each of the Borrower, Holdings and the other Obligors hereby confirms that the existing security interests granted by such Obligor in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 8. Authorization and Consent to Intercreditor Arrangements. By executing this Amendment, each Lender party hereto hereby consents to the First Amendment to Initial Intercreditor Agreement and authorizes and directs the Collateral Agent to execute and deliver the First Amendment to Initial Intercreditor Agreement on the Eighth Amendment Effective Date.

SECTION 9. No Reliance, Etc. For the avoidance of doubt, and without limitation of any other provisions of the Credit Agreement or the other Loan Documents, JPMorgan, in its capacity as Agent, shall be entitled to the benefits of Sections 13.3, 13.4 and 14.18 of the Credit Agreement as if such provisions were set forth in full herein mutatis mutandis.

SECTION 10. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 12.1 of the Credit Agreement.

SECTION 11. Integration; Effect of Modifications. This Amendment represents the entire agreement of Holdings, the Borrower, the other Obligors, the Agent, the Collateral Agent and the Lenders party hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in any other Loan Document. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as modified hereby and that this Amendment is a Loan Document.

SECTION 12. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS; PROCESS AGENTS. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 14.3 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE

INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 13 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT.

SECTION 14. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment, the Credit Agreement, or any instrument or agreement required hereunder.

SECTION 15. Counterparts. This Amendment may be executed in any number of counterparts, and by each party hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic transmission (e.g., a “pdf”, “tif” or similar format by electronic mail) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. The Agent may require that any such documents and signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic signature.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

PROFRAC HOLDINGS, LLC, as Holdings

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PROFRAC HOLDINGS II, LLC, as the Borrower

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

PF MANUFACTURING HOLDING, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

BEST PUMP AND FLOW, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

BEST PFP, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PROFRAC MANUFACTURING, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

FTS INTERNATIONAL MANUFACTURING, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

AG PSC FUNDING LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

F3 FUEL, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

PF SERVICES HOLDING, LLC,as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PROFRAC SERVICES, LLC,as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

FTS INTERNATIONAL SERVICES, LLC,as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PRODUCERS SERVICE HOLDINGS LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PRODUCERS SERVICE COMPANY – WEST LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PRODUCERS SERVICE I, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

PRODUCERS SERVICE COMPANY LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

REV ENERGY HOLDINGS, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

REV ENERGY SERVICES, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

U.S. WELL SERVICES HOLDINGS, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

USWS HOLDINGS LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

U.S. WELL SERVICES, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

USWS FLEET 10, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

USWS FLEET 11, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

PF TECH HOLDING, LLC, as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

JPMORGAN CHASE BANK, N.A., as the Agent, Collateral Agent and a Lender

By:	/s/ Dalton Harris
Name:	Dalton Harris
Title:	Authorized Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Tanner J. Pump
Name:	Tanner J. Pump
Title:	Senior Vice President

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ James G. Zamborsky
Name:	James G. Zamborsky
Title:	Vice President

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

WEBSTER BUSINESS CREDIT A DIVISION OF WEBSTER BANK, N.A., as a Lender

By:	/s/ Marc Postiglione
Name:	Marc Postiglione
Title:	Director

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

BOKF, N.A., DBA BOK FINANCIAL, as a Lender

By:	/s/ Mary Frances Bond
Name:	Mary Frances Bond
Title:	Vice President

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]